Exhibit 4.2


                  KANSAS CITY SOUTHERN de MEXICO, S.A. de C.V.

                 U.S. $165,000,000 7 3/8% Senior Notes Due 2014


                          REGISTRATION RIGHTS AGREEMENT

                                                                    May 16, 2007

Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
BBVA Securities, Inc.
BMO Capital Markets Corp.
Scotia Capital (USA) Inc.
   as Placement Agents
   c/o Banc of America Securities LLC
   9 West 57th Street
   New York, New York 10019

Ladies and Gentlemen:

     Kansas City Southern de Mexico, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"), proposes to issue and sell to Banc of America Securities LLC, Morgan Stanley & Co., BBVA Securities Inc., BMO Capital Markets Corp. and Scotia Capital (USA) Inc. (the "Placement Agents") U.S.$165,000,000 principal amount of its 7?% Senior Notes Due 2014 (the "Securities"), upon the terms set forth in the Placement Agreement between the Company and the Placement Agents dated May 14, 2007 (the "Placement Agreement") relating to the initial placement (the "Initial Placement") of the Securities. To induce the Placement Agents to enter into the Placement Agreement and to satisfy a condition to your obligations thereunder, the Company agrees with you for your benefit and the benefit of the holders from time to time of the Securities (including the Placement Agents) (each a "Holder" and, collectively, the "Holders"), as follows:

     1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Placement Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Affiliate" shall have the meaning specified in Rule 405 under the Act and the terms "controlling" and "controlled" shall have meanings correlative thereto.

     "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

     "Closing Date" shall mean the date of the first issuance of the Securities.

     "Commission" shall mean the Securities and Exchange Commission.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Exchange Offer Registration Period" shall mean the one-year period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

     "Exchange Offer Registration Statement" shall mean a registration statement of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchanging Dealer" shall mean any Holder (which may include the Placement Agents) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company) for New Securities.

     "Final Memorandum" shall mean the offering memorandum, dated May 14, 2007, relating to the Securities, including any and all exhibits and appendices thereto and any information incorporated by reference therein as of such date.

     "Holder" shall have the meaning set forth in the preamble hereto.

     "Indenture" shall mean the Indenture relating to the Securities, dated as of May 16, 2007, among the Company, U.S. Bank National Association, as trustee and paying agent, as the same may be amended from time to time in accordance with the terms thereof.

     "Initial Placement" shall have the meaning set forth in the preamble.

     "Losses" shall have the meaning set forth in Section 6(d) hereof.

     "Majority  Holders"  shall mean, on any date,  Holders of a majority of the
aggregate  principal  amount  of  outstanding   Securities  registered  under  a
Registration Statement.

     "Managing Underwriters" shall mean the investment bank or investment banks and manager or managers that administer an underwritten offering, if any, under a Registration Statement.



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



     "NASD Rules" shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.

     "New Securities" shall mean debt securities of the Company identical in all material respects to the Securities (except that the transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the New Securities Indenture.

     "New Securities Indenture" shall mean an indenture between the Company and the New Securities Trustee, identical in all material respects to the Indenture (except that the transfer restrictions shall be modified or eliminated, as appropriate), which may be the Indenture if in the terms thereof appropriate provision is made for the New Securities.

     "New Securities Trustee" shall mean a bank or trust company reasonably satisfactory to the Placement Agents, as trustee with respect to the New Securities under the New Securities Indenture.

     "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

     "Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities.

     "Registrable Securities" shall mean (i) Securities other than those that have been (A) registered under a Registration Statement and exchanged or otherwise disposed of in accordance therewith or (B) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission and (ii) any New Securities, the resale of which by the Holder thereof requires compliance with the prospectus delivery requirements of the Act.

     "Registration Default Damages" shall have the meaning set forth in Section 8 hereof.

     "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

     "Securities" shall have the meaning set forth in the preamble hereto.

     "Shelf Registration" shall mean a registration effected pursuant to Section 3 hereof.



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


     "Shelf Registration Period" has the meaning set forth in Section 3(b)(ii) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "underwriter" shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

     2. Registered Exchange Offer. (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the Commission, the Company shall as promptly as practicable prepare and file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act and to complete the Registered Exchange Offer within 270 days of the Closing Date.

     (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company, acquires the New Securities in the ordinary course of such Holder's business, has no arrangements with any person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

     (c) In connection with the Registered Exchange Offer, the Company shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Registered Exchange Offer open for not less than 20 Business Days and use its reasonable best efforts to keep the Registered Exchange Offer open for not more than 40 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

          (iii) use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required, under the Act to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

          (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee, the New Securities Trustee or an Affiliate of either of them;

          (v) permit Holders to withdraw tendered Securities (in accordance with the procedures set forth in the Exchange Offer Registration Statement) at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

          (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company is conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5,
     1991); and (B) including a representation that the Company has not entered into any arrangement or understanding with any person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Securities; and

          (vii) comply in all material respects with all applicable laws.

     (d) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

          (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

          (ii) deliver or cause to be delivered to the Trustee for cancellation in accordance with Section 4(s) all Securities so accepted for exchange; and

          (iii) cause the New Securities Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

     (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (i) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters and (ii) must comply with the registration and prospectus delivery requirements of the Act in connection with





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


any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that:

          (i) any New Securities to be received by such Holder will be acquired in the ordinary course of business;

          (ii) at the time of the consummation of the Registered Exchange Offer, such Holder will have no arrangement or understanding with any person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

          (iii) such Holder is not an Affiliate of the Company;

and to make such other representations as may be necessary under applicable Commission rules, regulations or interpretations to render the use of the Form S-4 or other appropriate form under the Act available.

     (f) If, in the reasonable opinion of the Placement Agents, it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of the Placement Agents, the Company shall issue and deliver to the Placement Agents or the person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from the Placement Agents, in exchange for such Securities, a like principal amount of New Securities. The Company shall use its reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

     3. Shelf Registration. (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not consummated within 270 days of the date hereof; (iii) any Holder (other than the Placement Agents) is not eligible to participate in the Registered Exchange Offer other than by reason of such Holder being an Affiliate of the Company; (iv) based on their reasonable opinion, the Placement Agents so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer that are held by them following consummation of the Registered Exchange Offer, such request being in writing and delivered to the Company; or (v) in the case that the Placement Agents participate in the Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, in their reasonable opinion the Placement Agents do not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (A) the requirement that the Placement Agents deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not "freely tradeable" and
(B) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New





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


Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not "freely tradeable"), the Company shall effect a Shelf Registration Statement in accordance with subsection (b) below.

     (b) (i) The Company shall as promptly as practicable file with the Commission and shall use its reasonable best efforts to cause to be declared effective under the Act within 270 days after the Closing Date, a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than the Placement Agents) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder (it being understood that Holders who would have received freely transferable Securities pursuant to the Registered Exchange Offer had they not
(A) failed to duly tender their Securities for exchange pursuant to the Registered Exchange Offer (other than the Placement Agents in connection with Securities held by them constituting any portion of an unsold allotment), or otherwise failed to comply with the requirements of the Registered Exchange Offer as provided in Section 2 hereof or (B) failed to furnish to the Company such information as the Company may request in accordance with Section 4(o) in connection with a Shelf Registration Statement, shall not retain any rights under this Agreement, including any right to have Securities owned by them included in any Shelf Registration Statement); and provided further that, with respect to New Securities received by the Placement Agents in exchange for Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K of the Act, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

          (ii) The Company shall, except as permitted under Section 4(k)(ii), keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the "Shelf
     Registration Period") from the date the Shelf Registration Statement is declared effective by the Commission until (A) the second anniversary thereof or (B) the earlier date upon which all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement.

          (iii) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.



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


     4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

     (a) The Company shall:

          (i) furnish to the Placement Agents and to counsel for the Majority Holders, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Placement Agents may reasonably propose;

          (ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

          (iii) if requested by the Placement Agents, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

          (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

     (b) The Company shall ensure that:

          (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

          (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) The Company shall advise the Placement Agents, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by any Placement Agent or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

          (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the  Commission for any amendment or supplement
     to  the  Registration   Statement  or  the  Prospectus  or  for  additional
     information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

     (d) The Company shall use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

     (e) The Company shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

     (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the Preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

     (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

     (h) The Company shall promptly deliver to the Placement Agents, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agents, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

     (i) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Company shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits in any such jurisdiction where it is not then so subject.

     (j) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request at least two Business Days prior to such sale of Securities or New Securities.

     (k) (i)  Upon the  occurrence  of any  event  contemplated  by  subsections
(c)(ii) through (v) above, the Company shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in
Section 2 shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when the Placement Agents, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

          (ii) Upon the happening of any event of the kind described in subsection (c)(v) hereof, or the determination by the Company that, in its reasonable judgment and upon written advice of counsel, the continued effectiveness and use of the Shelf Registration Statement would require the disclosure of confidential information or interfere with any financing, acquisition, reorganization or other material transaction involving the Company, such Holder will forthwith discontinue disposition of Securities or New Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subsection(f) hereof (or a notice from the Company that such Holder may resume use of the existing Prospectus), and, if so directed by the Company, such Holder will deliver to the Company (at the

     Company's expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have (A) received copies of the supplemented or amended Prospectus necessary to resume such dispositions or (B) a notice permitting use of the existing Prospectus. The Company may give any such notice only twice during any 365-day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365-day period.

     (l) Not later than the effective date of any Registration Statement, the Company shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

     (m) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the applicable Registration Statement and in any event no later than 90 days after the end of a 12-month period (or 180 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement.

     (n) The Company shall cause the New Securities Indenture to be qualified under the Trust Indenture Act in a timely manner.

     (o) The Company may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Registration Statement. The Company may exclude from such Shelf Registration Statement the
Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

     (p) In the case of any Shelf Registration Statement, the Company shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof.

     (q) In the case of any Shelf Registration Statement, the Company shall:

          (i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such

     Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries; provided, however, that, if any such records, documents or other information are related to pending or proposed acquisitions or dispositions, or otherwise related to matters reasonably considered by the Company to constitute sensitive or proprietary information, the Company need not provide such records, documents or information unless the foregoing parties enter into a confidentiality agreement in customary form and reasonably acceptable to such parties and the Company;

          (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, legal counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that such information may not be used for any other purpose than due diligence and provided further, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, legal counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

          (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Placement Agreement;

          (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

          (v) obtain comfort letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, provided that such letters need not be addressed to any Holder to whom, in the reasonable opinion of the Company's independent public accountants, addressing such letter is not permissible under applicable accounting standards), in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings;

          (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and

          (vii) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (A) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (B) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (q) shall be performed at (i) the effectiveness of such Registration Statement and each post-effective amendment thereto and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder.

     (r) In the case of any Exchange Offer Registration Statement, the Company shall:

          (i) make reasonably available for inspection by the Placement Agents, and any legal counsel, accountant or other agent retained by the Placement Agents, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; provided, however, that, if any such records, documents or other information related to pending or proposed acquisitions or dispositions, or otherwise related to matters reasonably acceptable to such parties and the Company to constitute sensitive or proprietary information, the Company need not provide such records, documents or information unless the foregoing parties enter into a confidentiality agreement in customary form and reasonably acceptable to such parties and the Company;

          (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Placement Agents or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that such information may not be used for any purpose other than due diligence and provided, further, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Placement Agents or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public through a third party without an accompanying obligation of confidentiality;

          (iii) make such representations and warranties to the Placement Agents, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Placement Agreement;

          (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Placement Agents and their counsel, addressed to the Placement Agents, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Placement Agents or their counsel;

          (v) obtain comfort letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Placement Agents, in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, or if requested by the Placement Agents or their counsel in lieu of a comfort letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the Placement Agents or their counsel; and

          (vi) deliver such documents and certificates as may be reasonably requested by the Placement Agents or their counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements;

     provided, however that the Company will be required to perform the foregoing actions set forth in clauses (i) through (vi) only upon the reasonable request by the Placement Agents to the Company or the reasonable request in writing to the Company by one or more broker-dealers who certify to the Placement Agents and the Company in writing that they anticipate they will receive New Securities for their own account in the Exchange Offer for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities, and, based on the position of the Commission as described in Section 2(e), will be required to satisfy the prospectus delivery obligation under the Act in connection with the resale of such New Securities; and provided further, that the Company will not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period exceeding the Exchange Offer Registration Period, and such broker-dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with resales contemplated in this subsection (r); and provided, further, that the Company will be obligated to deal only with one entity representing such broker-dealers, which shall be Morgan Stanley & Co. Incorporated, unless it elects not to act as such representative, and to pay the reasonable fees and expenses of only one counsel representing such broker-dealers, which shall be the counsel to the Placement Agents, unless such counsel elects not to so act, and to cause to be delivered only one, if any, comfort letter with respect to the Prospectus in the form existing on the expiration of the Exchange Offer and with respect to each subsequent amendment or supplement, if any, effected during the period specified above.

     The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

     (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other person as directed by the Company) in exchange for the New Securities, the Company shall mark, or cause to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

     (t) The Company shall use its best reasonable efforts to confirm that the ratings issued to the Securities prior to their initial sale will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement.

     (u) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the NASD Rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such Broker-Dealer in complying with the NASD Rules.

     (v) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

     5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Shearman & Sterling LLP, but which may, with the written consent of the Placement Agents, be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Placement Agents for the reasonable fees and disbursements of counsel acting in connection therewith. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Securities pursuant to the Shelf Registration Statement.

     6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement, the Placement Agents and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers, employees and agents of each such Holder, the Placement Agents or Exchanging Dealer and each person who controls any such Holder, the Placement Agents or Exchanging Dealer within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, including all documents incorporated by reference therein or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein; provided further, however, that with respect to any untrue statement or omission of a material fact made in any preliminary Prospectus, the indemnity agreement contained in this Section shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage or liability purchased the Securities or New Securities, as the case may be, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (i) the untrue statement or omission of a material fact contained in the preliminary Prospectus was corrected in the Prospectus, (ii) the Company had previously furnished copies of the Prospectus to such Holder prior to the written confirmation of the sale of such Securities or New Securities and (iii) such loss, claim, damage or liability results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such Securities or New Securities, as the case may be, to such person, a copy of the Prospectus; and provided further, however, that the Company shall not be liable to an indemnified party with respect to any Prospectus or Registration Statement or any amendment or supplement to any thereof to the extent that any such loss, claim, damage, liability or action of such indemnified party arises out of, or is based upon, (i) the use of any Registration Statement during a period when a stop order has been issued by the Commission in respect thereof or
(ii) the use of the Prospectus during a period when the use of the Prospectus has been suspended in accordance with the instructions of the Company because of the discovery of any untrue statement or omission of a material fact therein, provided that all Holders of Securities or New Securities received prior written notice of such stop order or suspension and such indemnified party, knowingly and voluntarily continued to use such Prospectus or Registration Statement. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

     The Company also agrees to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Placement Agents and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

     (b) Each Holder of securities covered by a Registration Statement (including the Placement Agents, but only if such Placement Agent is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs such Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such

Losses; provided, however, that in no case shall the Placement Agents be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, nor shall any Holder be responsible, in the aggregate for any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission which resulted in such Losses, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (i) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum and
(ii) the total amount of additional interest which the Company was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Placement Agents shall be deemed to be equal to the total purchase discounts and commissions, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in this Section hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

     7. Underwritten Registrations. (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

     (b) No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8. Registration Defaults. If any of the following events shall occur, then the Company shall pay liquidated damages (the "Registration Default Damages") to the Holders of Securities in respect of the Securities as follows:

          (a) if on or prior to the 270th day of following the Closing Date, neither the Registered Exchange Offer has been completed nor the Shelf
     Registration Statement has been declared effective, then Registration Default Damages shall accrue on the Registrable Securities at a rate of .25% per annum and shall be payable in accordance with the interest payment provisions of the Securities; or

          (b) if any Registration Statement required by this Agreement has been declared effective but ceases to be effective at any time at which it is required to be effective under this Agreement, then commencing on the day the Registration Statement ceases to be effective, Registration Default Damages shall accrue on the Registrable Securities at a rate of .25% per annum and shall be payable in accordance with the interest payment provisions of the Securities;

provided, however, that (i) upon completion of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement (in the case of paragraph
(a) above), or (ii) upon the effectiveness of the Registration Statement which had ceased to remain effective (in the case of paragraph (b) above), Registration Default Damages shall cease to accrue.

     9. No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

     10.  Amendments  and Waivers.  The  provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the aggregate principal amount of the Registrable Securities outstanding; provided that, with respect to any matter that directly or indirectly affects the rights of the Placement Agents hereunder, the Company shall obtain the written consent of the Placement Agents against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 8 hereof shall be effective as against any Holder of Registered

Securities unless consented to in writing by such Holder; and provided further that the provisions of this Section 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Placement Agents and each Holder. Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

     11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

          (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

          (b) if to the Placement Agents, initially at the address or addresses set forth in the Placement Agreement; and

          (c) if to the Company, initially at its address set forth in the Placement Agreement.

     All such notices and communications shall be deemed to have been duly given when received.

     The  Placement  Agents or the  Company by notice to the other  parties  may
designate   additional  or  different   addresses  for  subsequent   notices  or
communications.

     12. Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Placement Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

     13. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and the New Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

     14. Jurisdiction. Each of the parties hereto agrees that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding. The Company hereby appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the "Authorized
Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any State or U.S. federal court in The City of New York and County of New York, by any Holder or the Placement Agents, the directors, officers, employees and agents of any Holder or the Placement Agents, or by any person who controls any Holder or the Placement Agents, and expressly accepts the jurisdiction of any such court in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

     15. Currency. Each reference in this Agreement to U.S. dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligation of the Company in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

     16. Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

     17. Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Placement Agents, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     20. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

     21. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     22. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Placement Agents.


                                             Very truly yours,



                                             KANSAS CITY SOUTHERN de
                                                  MEXICO, S.A. de C.V.


                                             By: /s/ Patrick J. Ottensmeyer
                                                 ------------------------------
                                                 Name:  Patrick J. Ottensmeyer
                                                 Title: Chief Financial Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
BBVA Securities, Inc.
BMO Capital Markets Corp.
Scotia Capital (USA) Inc.


By:   Banc of America Securities LLC


By:   /s/ Bob Voreyer
      ------------------------------
      Name:   Bob Voreyer
      Title:  Managing Director



By:   Morgan Stanley & Co. Incorporated


By:   /s/ Todd Vannucci
      ------------------------------
      Name:   Todd Vannucci
      Title:  Managing Director

                                                                        ANNEX A

     Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The company has agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, it will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                        ANNEX B

     Each broker-dealer that receives new securities for its own account in exchange for securities, where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. See "Plan of Distribution".

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired as a result of market-making activities or other trading activities. The company has agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

     The company will not receive any proceeds from any sale of new securities by brokers-dealers. New securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities. Any broker-dealer that resells new securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

     For a period of one year after the expiration date, the company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The company has agreed to pay all expenses incident to the Exchange offer (including the expenses of one counsel for the holder of the securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Act.

     [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                        ANNEX D

Rider A

PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
         ------------------------------------

Address:
         ------------------------------------


         ------------------------------------

Rider B

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any person to participate in a distribution of the New Securities nor will it have any such arrangements or understandings upon consummation of the Exchange Offer. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.